                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT


                                                       Settlement Date 1/31/2004
                                                    Determination Date 2/11/2004
                                                     Distribution Date 2/17/2004


I.     All Payments on the Contracts                                                                                   3,443,952.50
II.    All Liquidation Proceeds on the Contracts with
          respect to Principal                                                                                           141,557.12
III.   Repurchased Contracts                                                                                                   0.00
IV.    Investment Earnings on Collection Account                                                                               0.00
V.     Servicer Monthly Advances                                                                                          45,658.90
VI.    Distribution from the Reserve Account                                                                              63,793.87
VII.   Deposits from the Pay-Ahead Account (including
          Investment Earnings)                                                                                             6,366.89
VIII.  Transfers to the Pay-Ahead Account                                                                                 (9,553.50)
IX.    Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection
                  Account                                                                                                      0.00
          (b)  To Sellers with respect to the Pay-Ahead
                  Account                                                                                                      0.00
X.     Deposit in error                                                                                                        0.00
Total available amount in Collection Account                                                                        $  3,691,775.78
                                                                                                                    ===============


DISTRIBUTION AMOUNTS                                                 Cost per $1000
---------------------------------------------                      ------------------

1.    (a) Class A-1 Note Interest Distribution                                                      0.00
      (b) Class A-1 Note Principal Distribution                                                     0.00
             Aggregate Class A-1 Note Distribution                     0.00000000                                              0.00

2.    (a) Class A-2 Note Interest Distribution                                                      0.00
      (b) Class A-2 Note Principal Distribution                                                     0.00
            Aggregate Class A-2 Note Distribution                      0.00000000                                              0.00

3.    (a) Class A-3 Note Interest Distribution                                                      0.00
      (b) Class A-3 Note Principal Distribution                                                     0.00
            Aggregate Class A-3 Note Distribution                      0.00000000                                              0.00

4.    (a) Class A-4 Note Interest Distribution                                                      0.00
      (b) Class A-4 Note Principal Distribution                                                     0.00
           Aggregate Class A-4 Note Distribution                       0.00000000                                              0.00

5.    (a) Class A-5 Note Interest Distribution                                                      0.00
      (b) Class A-5 Note Principal Distribution                                                     0.00
            Aggregate Class A-5 Note Distribution                      0.00000000                                              0.00

6.    (a) Class A-6 Note Interest Distribution                                                      0.00
      (b) Class A-6 Note Principal Distribution                                                     0.00
            Aggregate Class A-6 Note Distribution                      0.00000000                                              0.00

7.    (a) Class A-7 Note Interest Distribution                                                      0.00
      (b) Class A-7 Note Principal Distribution                                                     0.00
            Aggregate Class A-7 Note Distribution                      0.00000000                                              0.00

8.    (a) Class A-8 Note Interest Distribution                                                      0.00
      (b) Class A-8 Note Principal Distribution                                                     0.00
            Aggregate Class A-8 Note Distribution                      0.00000000                                              0.00

9.    (a) Class A-9 Note Interest Distribution                                                      0.00
      (b) Class A-9 Note Principal Distribution                                                     0.00
            Aggregate Class A-9 Note Distribution                      0.00000000                                              0.00

10.   (a) Class A-10 Note Interest Distribution                                               237,960.79
      (b) Class A-10 Note Principal Distribution                                            3,054,415.05
            Aggregate Class A-10 Note Distribution                    50.65193596                                      3,292,375.84

11.   (a) Class B Certificate Interest Distribution                                           244,679.31
      (b) Class B Certificate Principal Distribution                                                0.00
            Aggregate Class B Certificate Distribution                 5.45000000                                        244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                      37,384.61
       (b)  Reimbursement of prior Monthly Advances                                           117,336.03
               Total Servicer Payment                                                                                    154,720.64

13.  Deposits to the Reserve Account                                                                                           0.00

Total Distribution Amount                                                                                           $  3,691,775.78
                                                                                                                    ===============

Reserve Account distributions:
----------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess
              Collections                                                                           0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank)
              from Excess Collections                                                               0.00
      (c)  Distribution from the Reserve Account to the
              Sellers(Chase USA)                                                                    0.00
      (d)  Distribution from the Reserve Account to the
              Sellers(Chase Manhattan Bank)                                                         0.00
                        Total Amounts to Sellers(Chase USA
                           & Chase Manhattan Bank) =                                                                $          0.00
                                                                                                                    ===============


                  INTEREST
----------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                                0.00
        (b) Class A-2 Notes    @              5.852%                                                0.00
        (c) Class A-3 Notes    @              5.919%                                                0.00
        (d) Class A-4 Notes    @              6.020%                                                0.00
        (e) Class A-5 Notes    @              6.050%                                                0.00
        (f) Class A-6 Notes    @              6.130%                                                0.00
        (g) Class A-7 Notes    @              6.140%                                                0.00
        (h) Class A-8 Notes    @              6.230%                                                0.00
        (i) Class A-9 Notes    @              6.320%                                                0.00
        (j) Class A-10 Notes   @              6.370%                                          237,960.79
                     Aggregate Interest on Notes                                                                         237,960.79
        (k) Class B Certificates @            6.540%                                                                     244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                         0.00
        (b) Class A-2 Notes                                                                         0.00
        (c) Class A-3 Notes                                                                         0.00
        (d) Class A-4 Notes                                                                         0.00
        (e) Class A-5 Notes                                                                         0.00
        (f) Class A-6 Notes                                                                         0.00
        (g) Class A-7 Notes                                                                         0.00
        (h) Class A-8 Notes                                                                         0.00
        (i) Class A-9 Notes                                                                         0.00
        (j) Class A-10 Notes                                                                        0.00
        (k) Class B Certificates                                                                    0.00

3.   Total Distribution of Interest                                  Cost per $1000
---------------------------------------------                      ------------------
        (a) Class A-1 Notes                                            0.00000000                   0.00
        (b) Class A-2 Notes                                            0.00000000                   0.00
        (c) Class A-3 Notes                                            0.00000000                   0.00
        (d) Class A-4 Notes                                            0.00000000                   0.00
        (e) Class A-5 Notes                                            0.00000000                   0.00
        (f) Class A-6 Notes                                            0.00000000                   0.00
        (g) Class A-7 Notes                                            0.00000000                   0.00
        (h) Class A-8 Notes                                            0.00000000                   0.00
        (i) Class A-9 Notes                                            0.00000000                   0.00
        (j) Class A-10 Notes                                           3.66093519             237,960.79
                     Total Aggregate Interest on Notes                                                                   237,960.79
        (k) Class B Certificates                                       5.45000000                                        244,679.31



                  PRINCIPAL
----------------------------------------------
                                                                    No. of Contracts
                                                                   ------------------
1.   Amount of Stated Principal Collected                                                   1,474,521.84
2.   Amount of Principal Prepayment Collected                                 111           1,246,248.67
3.   Amount of Liquidated Contract                                             13             333,644.54
4.   Amount of Repurchased Contract                                             0                   0.00

       Total Formula Principal Distribution Amount                                                                     3,054,415.05

5.   Principal Balance before giving effect to Principal
       Distribution                                                                          Pool Factor
                                                                                           ---------------
        (a) Class A-1 Notes                                                                     0.0000000                      0.00
        (b) Class A-2 Notes                                                                     0.0000000                      0.00
        (c) Class A-3 Notes                                                                     0.0000000                      0.00
        (d) Class A-4 Notes                                                                     0.0000000                      0.00
        (e) Class A-5 Notes                                                                     0.0000000                      0.00
        (f) Class A-6 Notes                                                                     0.0000000                      0.00
        (g) Class A-7 Notes                                                                     0.0000000                      0.00
        (h) Class A-8 Notes                                                                     0.0000000                      0.00
        (i) Class A-9 Notes                                                                     0.0000000                      0.00
        (j) Class A-10 Notes                                                                    0.6896581             44,827,777.80
        (k) Class B Certificates                                                                1.0000000             44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                          Cost per $1000
                                                                   ------------------
        (a) Class A-1 Notes                                            0.00000000                                              0.00
        (b) Class A-2 Notes                                            0.00000000                                              0.00
        (c) Class A-3 Notes                                            0.00000000                                              0.00
        (d) Class A-4 Notes                                            0.00000000                                              0.00
        (e) Class A-5 Notes                                            0.00000000                                              0.00
        (f) Class A-6 Notes                                            0.00000000                                              0.00
        (g) Class A-7 Notes                                            0.00000000                                              0.00
        (h) Class A-8 Notes                                            0.00000000                                              0.00
        (i) Class A-9 Notes                                            0.00000000                                              0.00
        (j) Class A-10 Notes                                          46.99100077                                      3,054,415.05
        (k) Class B Certificates                                       0.00000000                                              0.00

8.   Principal Balance after giving effect to Principal
       Distribution                                                                          Pool Factor
                                                                                           ---------------
        (a) Class A-1 Notes                                                                     0.0000000                      0.00
        (b) Class A-2 Notes                                                                     0.0000000                      0.00
        (c) Class A-3 Notes                                                                     0.0000000                      0.00
        (d) Class A-4 Notes                                                                     0.0000000                      0.00
        (e) Class A-5 Notes                                                                     0.0000000                      0.00
        (f) Class A-6 Notes                                                                     0.0000000                      0.00
        (g) Class A-7 Notes                                                                     0.0000000                      0.00
        (h) Class A-8 Notes                                                                     0.0000000                      0.00
        (i) Class A-9 Notes                                                                     0.0000000                      0.00
        (j) Class A-10 Notes                                                                    0.6426671             41,773,362.75
        (k) Class B Certificates                                                                1.0000000             44,895,285.54



                  POOL DATA
----------------------------------------------
                                                                                              Aggregate
                                                                                              Principal
                                                                    No. of Contracts           Balance
                                                                   ------------------       -------------
1.   Pool Stated Principal Balance as of     1/31/2004                       4,166          86,668,648.29

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      -------------
              (a) 31-59 Days                                                   41              784,874.03                 0.906%
              (b) 60-89 Days                                                   20              512,404.96                 0.591%
              (c) 90-119 Days                                                  12              388,561.41                 0.448%
              (d) 120 Days +                                                   31              729,305.18                 0.841%


3.   Contracts Repossessed during the Due Period                                8              241,248.70

4.   Current Repossession Inventory                                            12              305,778.15

5.   Aggregate Net Losses for the preceding Collection
       Period
        (a)  Aggregate Principal Balance of Liquidated
                Receivables                                                    13              333,644.54
        (b)  Net Liquidation Proceeds on any Liquidated
                Receivables                                                                    141,557.12
                                                                                            -------------
        Total Aggregate Net Losses for the preceding
           Collection Period                                                                                             192,087.42

6.   Aggregate Losses on all Liquidated Receivables
       (Year-To-Date)                                                                                                    192,087.42

7.   Aggregate Net Losses on all Liquidated Receivables
       (Life-To-Date)                                                       1,384                                     21,606,555.45

8.   Weighted Average Contract Rate of all Outstanding
        Contracts                                                                                                             9.159%

9.   Weighted Average Remaining Term to Maturity of all
        Outstanding Contracts                                                                                                66.536



              TRIGGER ANALYSIS
----------------------------------------------

1.   (a) Average Delinquency Percentage                      2.373%
     (b) Delinquency Percentage Trigger in effect ?                          YES

2.   (a)  Average Net Loss Ratio                             0.051%
     (b)  Net Loss Ratio Trigger in effect ?                                  NO
     (c)  Net Loss Ratio (using ending Pool Balance)         0.208%

3.   (a) Servicer Replacement Percentage                     0.169%
     (b) Servicer Replacement Trigger in effect ?                             NO



                MISCELLANEOUS
----------------------------------------------

1.    Monthly Servicing Fees                                                                                              37,384.61

2.    Servicer Advances                                                                                                   45,658.90

3.    (a)  Opening Balance of the Reserve Account                                                                      8,707,374.73
      (b)  Deposits to the Reserve Account                                                           0.00
      (c)  Investment Earnings in the Reserve Account                                            4,478.52
      (d)  Distribution from the Reserve Account                                               (63,793.87)
      (e)  Ending Balance of the Reserve Account                                                                       8,648,059.38

4.    Specified Reserve Account Balance                                                                                8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                       99,797.98
      (b)  Deposits to the Pay-Ahead Account from the
             Collection Account                                                                  9,553.50
      (c)  Investment Earnings in the Pay-Ahead Account                                             0.00
      (d)  Transfers from the Pay-Ahead Account to the
             Collection Account                                                                 (6,366.89)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       102,984.59